UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                               November 1, 2002
               Date of Report (Date of earliest event reported)

                         PENNZOIL-QUAKER STATE COMPANY
            (Exact name of registrant as specified in its charter)



         DELAWARE                    001-14501                  76-0200625
     (State or other          (Commission File Number)        (IRS Employer
       jurisdiction                                           Identification
    of incorporation)                                            Number)


           PENNZOIL PLACE, P.O. BOX 2967, HOUSTON, TEXAS 77252-2967
              (Address of principal executive offices) (Zip Code)

                                (713) 546-4000
             (Registrant's telephone number, including area code)


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ITEM 5.   OTHER EVENTS.

          On November 1, 2002, Pennzoil-Quaker State Company (the "Company") issued a press release announcing the results of the debt tender offers and consent solicitations in respect of the Company's 10% Senior Notes, Series B, due 2008. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

             (c)  Exhibits.

                    Exhibit 99.1     Press Release dated November 1, 2002


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                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Pennzoil-Quaker State Company

Date:  November 1, 2002               By:  /s/ William C. Lowrey
                                           -----------------------------
                                      Name:  William C. Lowrey
                                      Title: Vice President - Legal


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                                 EXHIBIT INDEX


Exhibit No.            Description
-----------            -----------

Exhibit 99.1           Press Release dated November 1, 2002